UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF EARLIEST EVENT REPORTED: October 5, 2004



                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01         OTHER EVENTS

     Atwood Oceanics, Inc. announced today that it has filed a preliminary prospectus supplement for an offering of 2,000,000 shares of common stock pursuant to effective shelf registration statements on Form S-3 previously filed with the Securities and Exchange Commission. The offering includes 1,000,000 shares of common stock to be sold by Atwood and 1,000,000 shares of common stock to be sold by Helmerich & Payne International Drilling Co., as selling stockholder. The underwriters have the option to purchase up to 300,000 additional shares of common stock to cover over-allotments, if any. A copy of the press release announcing the public offering of common stock is filed with this Form 8-K as Exhibit 99.1.


ITEM 9.01         FINANCIAL STATEMENT AND EXHIBITS

(c)      99.1     Press Release dated October 5, 2004



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ATWOOD OCEANICS, INC.
                                                     (Registrant)



                                                     /s/ James M. Holland
                                                     James M. Holland
                                                     Senior Vice President

                              DATE: October 5, 2004


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                                  EXHIBIT 99.1

            Atwood Oceanics Announces Public Offering of Common Stock

Houston, Texas
5 October 2004

FOR  IMMEDIATE  RELEASE

     HOUSTON, October 5, 2004/PRNewswire/ -- Atwood Oceanics, Inc. (NYSE: ATW) (Houston-based International Offshore Drilling Contractor) announced today that it has filed a preliminary prospectus supplement for an offering of 2,000,000 shares of common stock pursuant to effective shelf registration statements on Form S-3 previously filed with the Securities and Exchange Commission. The offering includes 1,000,000 shares of common stock to be sold by Atwood and 1,000,000 shares of common stock to be sold by Helmerich & Payne International Drilling Co., as selling stockholder. The underwriters have the option to purchase up to 300,000 additional shares of common stock to cover over-allotments, if any.

     Atwood intends to use the net proceeds from the offering to repay a portion of the outstanding indebtedness under its existing credit facility. Atwood will not receive any proceeds from the sale of common stock by the selling stockholder.

     Goldman, Sachs & Co. is acting as sole book-runner and joint manager with Credit Suisse First Boston LLC. Jefferies & Company, Inc., Raymond James & Associates, Inc. and Stifel, Nicolaus & Company, Incorporated are serving as co-managers.

     A copy of the preliminary prospectus supplement and related base prospectus relating to this offering may be obtained from Goldman, Sachs & Co.'s Prospectus Department at 85 Broad Street, New York, New York, 10004, by telephone at 212-902-1171 or by faxing a request to 212-902-9316.

     This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering may be made only by means of the prospectus supplement and related base prospectus.

     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in upgrade to and repair of the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K, as amended, for the year ended September 30, 2003, the preliminary prospectus supplement, and base prospectus, as filed with the Securities and Exchange Commission.

                                                   Contact:  Jim Holland
                                                          (281) 749-7804

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